Exhibit 10.1
JOINDER AGREEMENT
(Master Credit Facility)
THIS JOINDER AGREEMENT (“Joinder Agreement”) is executed as of August 21, 2017, by and among HC-760 OFFICE PARKWAY, LLC, a Delaware limited liability company, HC-4499 ACUSHNET AVENUE, LLC, a Delaware limited liability company, and HC-14024 QUAIL POINTE DRIVE, LLC, a Delaware limited liability company (each a “Joining Party” and collectively, the “Joining Parties”) and delivered to KeyBank National Association, as Agent, pursuant to §5.4 of the Second Amended and Restated Credit Agreement dated as of May 28, 2014, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated as of August 21, 2015, and as further amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of January 31, 2017, as from time to time in effect (as the same has been and may be further varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”), by and among Carter/Validus Operating Partnership, LP (the “Borrower”), KeyBank National Association, for itself and as Agent, and the other Lenders from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.
RECITALS
A.    The Joining Parties are required, pursuant to §5.4 of the Credit Agreement, to become additional Subsidiary Guarantors under the Guaranty and the Contribution Agreement.
B.    The Joining Parties expect to realize direct and indirect benefits as a result of the availability to the Borrower of the credit facilities under the Credit Agreement.
NOW, THEREFORE, the Joining Parties agree as follows:
AGREEMENT
1.Joinder. By this Joinder Agreement, each Joining Party hereby becomes a “Subsidiary Guarantor” and a “Guarantor” under the Credit Agreement, the Guaranty and the other Loan Documents with respect to all the Obligations of the Borrower now or hereafter incurred under the Credit Agreement and the other Loan Documents, and a “Subsidiary Guarantor” under the Contribution Agreement. Each Joining Party agrees that such Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a “Subsidiary Guarantor” and a “Guarantor” under the Credit Agreement, the other Loan Documents and the Contribution Agreement.
2.    Representations and Warranties of Joining Party. Each Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by such Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement and the other Loan Documents applicable to a “Guarantor” or “Subsidiary Guarantor” are true and correct in all material respects as applied to such Joining Party as a Subsidiary Guarantor and a Guarantor on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents and the Contribution Agreement of the Subsidiary Guarantors apply to the Joining Parties and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that any Joining Party becomes a Subsidiary Guarantor.
3.    Joint and Several. Each Joining Party hereby agrees that, as of the Effective Date, the Guaranty and the Contribution Agreement heretofore delivered to the Agent and the Lenders shall be a joint and several obligation of such Joining Party to the same extent as if executed and delivered by such Joining Party, and upon request by Agent, such Joining Party will promptly become a party to the Guaranty and the Contribution Agreement to confirm such obligation.
4.    Further Assurances. Each Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.
5.    GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.    Counterparts. This Joinder Agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
7.    The effective date (the “Effective Date”) of this Joinder Agreement is August 21, 2017.

IN WITNESS WHEREOF, each Joining Party has executed this Joinder Agreement under seal as of the day and year first above written.
“JOINING PARTIES”
HC-760 OFFICE PARKWAY, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title:    Authorized Agent

[SEAL]
HC-4499ACUSHNET AVENUE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title:    Authorized Agent

[SEAL]

[SIGNATURE PAGE TO MASTER FACILITY JOINDER AGREEMENT]

HC-14024 QUAIL POINTE DRIVE, LLC, a Delaware limited liability company

By:	Carter/Validus Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, its General Partner
By: /s/ Lisa Collado
Name: Lisa Collado
Title:    Authorized Agent

[SEAL]

ACKNOWLEDGED:
KEYBANK NATIONAL ASSOCIATION,
as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Its: Vice President

[SIGNATURE PAGE TO MASTER FACILITY JOINDER AGREEMENT]